STATE FARM VARIABLE PRODUCT TRUST

November 2, 2009 Supplement to the Statement of Additional Information dated May 1, 2009

The information in this supplement updates information in, and should be read in conjunction with, the Statement of Information.

The table appearing at the top of page 30 is replaced with the following table:

Name	Aggregate Compensation From The Trust (1)	Total Compensation From the Trust and other State Farm Funds (1)(2)
Edward B. Rust, Jr. (3)	$0	$0
Michael L. Tipsord (3)	$0	$0
Thomas M. Mengler (4)	$8,426	$67,250
James A. Shirk (4)	$8,426	$67,250
Donald Altorfer (4)	$8,426	$67,250
Victor Boschini (4)	$8,426	$67,250
David L. Vance (4)	$9,789	$78,125
Alan R. Latshaw (4)	$7,612	$60,750
Anita Nagler (4)	$8,364	$66,750

(1)	For the fiscal year ended December 31, 2008.

(2)	The other “State Farm Funds” are State Farm Mutual Fund Trust and State Farm Associates’ Funds Trust.

(3)	Non-compensated interested Trustee.

(4)	Independent Trustee.